FIRST EMPIRE STATE CORPORATION
_______________________________________

Accretive To EPS*

               GAAP EPS             CASH EPS
           ----------------     ----------------
           $              %     $               %
           ----------------     -----------------
1998        (1.21)      -4       1.99          7

1999         0.74        2       4.28         14

2000         1.17        3       4.71         14


*Excludes one time costs associated with the acquisition Note: 1998 based on median First Call EPS estimates.

FIRST EMPIRE STATE CORPORATION
_______________________________________

EXPECTED COST SAVINGS

    - 30% cost saves in 1999, about two-thirds achievable in 1998

    - Limited branch closures because it is market expansion

    - Net reduction of approximately 250-300 staff

                                                                  $ MILLIONS
                                                                  -----------
Technology & Operations.........................................       12

Corporate Overhead..............................................       10

Business Line Consolidation.....................................        7

Facilities......................................................        2
                                                                       ---
Annual Savings..................................................       $31
                                                                       ---

FIRST EMPIRE STATE CORPORATION
_______________________________________

MERGER RELATED CHARGES

    Pre-Tax Merger Related Charges:

                                                                  $ MILLIONS
                                                                  ----------
- Deal Costs.....................................................        8

- Conversion Costs...............................................       10

- Facilities.....................................................       11

- Human Resources................................................       16
                                                                       ---
Total Merger Related Costs.....................................        $45
                                                                       ---

FIRST EMPIRE STATE CORPORATION
_______________________________________

FIRST CALL ANALYST ASSUMPTIONS

    FIRST EMPIRE
    - 1998 EPS of $27.92
    - Implies 1998 net income of $195 million
    - First Call EPS growth estimate of 10%
    - 1998 fully diluted shares of 6,982,000

    ONBANCorp

    - 1998 EPS of $4.03
    - Implies 1998 net income of $53 million
    - First Call EPS growth estimate of 11%
    - 1998 fully diluted shares of 13,122,000

FIRST EMPIRE STATE CORPORATION
_______________________________________

CASH EARNINGS*

                                                                        PRO FORMA 1998                PRO FORMA 1998
($000, EXCEPT PER SHARE)                                        FOR FULL REALIZATION OF SAVINGS     FOR ACTUAL SAVINGS
                                                               ---------------------------------  ----------------------
                                                                SHARES    NET INCOME      EPS     NET INCOME      EPS
-------------------------------------------------------------  ---------  -----------  ---------  -----------  ---------
ONBK forecasted standalone earnings..........................     13,122      52,883        4.03      52,883        4.03
Less: Funding costs of cash portion..........................                (10,365)                (10,365)
Plus: amortization of existing deposit premium...............                  2,746                   2,746
Plus: Expense saves..........................................                 19,314                  12,876
                                                                         -----------  ---------  -----------  ---------
ONBK cash earnings per FESC basis after saves................      1,433      64,579       45.08      58,141       40.59

FESC forecasted standalone earnings..........................                194,925       27.92     194,925       27.92
Plus: Amortization of existing goodwill......................                  6,693                   6,693
                                                                         -----------  ---------  -----------  ---------
FESC cash earnings...........................................      6,982     201,618       28.88     201,618       28.88
                                                                --------

FESC-ONBK Combined...........................................      8,414     266,197       31.64     259,759       30.87
                                                                         -----------  ---------  -----------  ---------

Cash EPS accretion($)........................................                               2.76                    1.99
Cash EPS accretion (%).......................................                                 10%                      7%


*Does not include amortization of intangibles created in the deal

FIRST EMPIRE STATE CORPORATION
_______________________________________

RATIOS

                                                                                                               CASH RATIOS
                                                                                                    CASH          AFTER
REPORTED:                                                                 FESC           ONBK      PRO FORMA     SYNERGIES
                                                                       ---------        ------   -----------  -------------
Quarter-ended September 30, 1997
  Return on Average Assets.......................................          1.36%          0.92%        1.23%         1.33%
  Return on Average Equity.......................................         18.92%         15.60%       18.10%        19.61%
  Net Interest Margin............................................          4.34%          3.00%        3.95%         3.95%
  Efficiency Ratio...............................................         54.34%         56.10%       54.66%        51.39%

                                                                                                     PROJECTED
                                                                                                   WITHIN 1 MONTH
CAPITAL                                                                                           OF CONSUMMATION
                                                                                                  ---------------
Quarter-ended June 30, 1997, except Projected
  Leverage Ratio.................................................          8.96%          7.10%           7.44%
  Tier 1 Capital.................................................         10.81%         12.26%           9.19%
  Total Capital..................................................         13.68%         13.48%          11.63%

Quarter-ended September 30, 1997
  Book Value.....................................................        149.31          25.59    198.45(1)


(1) Assumes a 70% stock, 30% cash deal

FIRST EMPIRE STATE CORPORATION
_______________________________________

DEPOSIT RATES

    Nine Months Ended September 30, 1997

                                                        FESC         ONBK        COMBINED
                                                    -----------  -----------  -------------
Now, Money Market and Escrow......................        2.95%        2.71%         2.90%

Savings Deposits..................................        2.05%        2.48%         2.18%

Time Deposits.....................................        5.60%        5.63%         5.61%
                                                        -------      -------       -------
  Total Interest Bearing Deposits.................        4.45%        4.62%         4.49%

FIRST EMPIRE STATE CORPORATION
_______________________________________

DEPOSIT COMPOSITION

At September 30, 1997
(Dollars in Millions)

                                                                   FESC                    ONBK                   COMBINED
                                                          ----------------------  ----------------------  ------------------------
                                                           BALANCE   % OF TOTAL    BALANCE    % OF TOTAL    BALANCE    % OF TOTAL
                                                          ---------  -----------  ---------  -----------  ---------  -------------
Noninterest Bearing ....................................  $   1,358          12%  $     371           9%  $   1,729           11%

Interest Bearing:
  Now, Money Market and Savings.........................      3,660          33       1,593          40       5,253           35
  Time Deposits.........................................      6,187          55       2,061          51       8,248           54
                                                           --------    --------    --------    ---------   --------      -------

Total Interest Bearing..................................      9,847          88       3,654          91      13,501           89
                                                           --------    --------    --------    ---------   --------      -------

Total Deposits..........................................  $  11,205         100%  $   4,025         100%  $  15,230          100%

Loan/Deposit Ratio......................................                    101%                     73%                      93%
                                                                       --------                ---------                 -------

FIRST EMPIRE STATE CORPORATION
_______________________________________

IMPACT ON LOAN MIX, FUNDING AND CREDIT QUALITY

    At, or for 9 months ending, September 30, 1997

                                            FESC         ONBK        PRO FORMA
                                         -----------  -----------  -------------
Loans/Deposits.........................       101%          73%           93%

Deposits/Liabilities...................        88           77            85

Reserves/NPLs..........................       318          109           256

NPLs/Loans.............................      0.76         1.23          0.86

NCO's/Loans (annualized)...............      0.40         0.21          0.36